EXHIBIT 10.12


                              CHINA BROADBAND CORP.

                                 2000 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


________________________________________________________________________________


         Unless otherwise defined herein, the terms defined in the 2000 Stock Plan (the "PLAN") shall have the same defined meanings in this Notice of Grant.

          ___________________________

          ___________________________

          ___________________________

         [Grantee's Name and Address]

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

         Grant Number                                ___________________________

         Date of Grant                               ___________________________

         Price Per Share                             $__________________________

         Total Number of Shares Subject              ___________________________
         to This Stock Purchase Right

         Expiration Date                             ___________________________

         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Purchase Agreement attached hereto as Exhibit A, each of which is hereby incorporated herein by reference. You further agree to execute the Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                       CHINA BROADBAND CORP.


_______________________________________        By:  ____________________________
Signature

_______________________________________        Title:___________________________
Print Name

                                                                       EXHIBIT A

                              CHINA BROADBAND CORP.

                                 2000 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         THIS AGREEMENT is made as of __________, 2000, at __________, Nevada, between China Broadband Corp., a Nevada corporation (the "Company"), and _________________ (the "Purchaser").

         WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         THEREFORE, the parties agree as follows:

         1.   Sale of Stock.  The  Company  hereby  agrees  to sell to the
              -------------
Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

         2.   Payment of Purchase  Price. The purchase  price for the Shares may
              --------------------------
be paid by delivery to the Company at the time of execution of this Agreement of cash or a check.

         3.   Repurchase Option.
              -----------------

              (a) In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see
Section 4), but not in the event of Purchaser's change in status from Employee to Consultant or Consultant to Employee, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "REPURCHASE PRICE"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder (as defined in Section 6)) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

              (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

         4.   Release of Shares From Repurchase Option.
              ----------------------------------------

              (a)  [__________________  (___%)]  of the  Shares  shall  be
released        from        the        Company's        repurchase        option
[____________________________________________]  of the Shares  shall be released each month thereafter], provided in each case that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

              (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "UNRELEASED SHARES."

              (c) The Shares which have been released from the Company's repur-chase option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

         5.   Restriction  on  Transfer.  Except for the escrow  described in
              -------------------------
Section 6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

         6.   Escrow of Shares.
              ----------------

              (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 3 above, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "ESCROW HOLDER") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT B. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT C hereto, until such time as the Company's repurchase option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT D.

              (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

              (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

              (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

              (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

         7.   Company's Right of First Refusal.  Before any Shares that are per-
              --------------------------------
mitted to be sold or otherwise transferred pursuant to this Agreement and that are held by Purchaser or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

              (a)  Notice of Proposed  Transfer.  The Holder of the Shares shall
                   ----------------------------
deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

              (b)  Exercise of Right of First  Refusal.  At any time  within
                   -----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

              (c)  Purchase  Price.  The  purchase  price  ("PURCHASE  PRICE")
                   ---------------
for the Shares purchased by the Company or its assignee(s) under this Section shall be (i) the Offered Price in the case of Shares that are not Unreleased Shares, or (ii) in the case of Shares that are Unreleased Shares, the lower of the Offered Price or the Repurchase Price as defined in Section 3(a) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

              (d)  Payment. Payment of the Purchase Price shall be made, at the
                   -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

              (e)  Holder's Right to Transfer. If all of the Shares proposed in
                   --------------------------
the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

              (f)  Exception for Certain Family Transfers.  Anything to the con-
                   --------------------------------------
trary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section, provided that the Purchaser notifies the Company in writing within thirty (30) days of said transfer. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this

Section and Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

              (g)  Termination of Right of First Refusal.  The Right of First
                   -------------------------------------
Refusal shall terminate as to any Shares upon the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         8.   Legends.
              -------

              (a) Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE
                  OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE
                  SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

              (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to
                   ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c)  Refusal to Transfer.  The Company shall not be  required
                   -------------------
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         9.   Adjustment for Stock Split. All references to the number of Shares
              --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         10.  Tax Consequences.  The Purchaser has reviewed with the Purchaser's
              ----------------
own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. The form for making this election is attached as EXHIBIT E hereto.

         THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         11.  General Provisions.
              ------------------

              (a) This Agreement shall be governed by the laws of the State of Nevada. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to Section
10.4 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

              (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

              (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

              (d) Either party's failure to enforce any provision or pro-visions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

              (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

              (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:                                  CHINA BROADBAND CORP.


______________________________________      By:  _______________________________
Signature

______________________________________      Title:______________________________
Print Name

                                                                       EXHIBIT B


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto (__________) shares of the Common Stock of China Broadband Corp. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ________________________ and the undersigned dated ______________, 2000.

Dated: _______________, 2000.



                                        Signature:______________________________









INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                                                       EXHIBIT C


                           JOINT ESCROW INSTRUCTIONS


________________, 2000


China Broadband Corp.
[Address]
Attn:  ____________

Dear ______________:

         As Escrow Agent for both China  Broadband  Corp., a Nevada  corporation
(the "COMPANY"), and the undersigned purchaser of stock of the Company (the "PURCHASER"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("AGREEMENT") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, written evidence of cancellation of all or any portion of outstanding indebtedness of the Holder to the Company, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within ninety (90) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other xperts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connec-tion with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

                  COMPANY:                           China Broadband Corp.
                                                     2080, 440-2 Avenue S.W.
                                                     Calgary, Alberta   T2P 5E9

                  PURCHASER:                         ___________________________
                                                     ___________________________
                                                     ___________________________

                  ESCROW AGENT:                      President
                                                     China Broadband Corp.
                                                     2080, 440-2 Avenue S.W.
                                                     Calgary, Alberta   T2P 5E9

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and con-strued and enforced in accordance with, the laws of the State of Nevada.

                                   Very truly yours,

                                   CHINA BROADBAND CORP.


                                   By:  ________________________________________

                                   Title:_______________________________________


                                   PURCHASER:

                                   _____________________________________________
                                   (Signature)

                                   _____________________________________________
                                   (Typed or Printed Name)

ESCROW AGENT:


_______________________________________
President

                                                                       EXHIBIT D


                                CONSENT OF SPOUSE


         I, ____________________,  spouse of ___________________,  have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of China Broadband Corp., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 2000.
                             ----

                                                  ______________________________
                                                  Signature

                                                                       EXHIBIT E


                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                             TAXPAYER:                         SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:               TAXPAYER:                         SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ____________________ shares (the "SHARES") of the Common Stock of China Broadband Corp. (the "COMPANY").

3.   The date on which the property was transferred is:__________________, 2000.

4.   The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________.

6.   The amount (if any) paid for such property is:

     $___________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The  undersigned  understands  that the  foregoing  election  may not be revoked
--------------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------


Dated:___________________, 20__        _________________________________________

                                       _______________________________, Taxpayer



The undersigned spouse of taxpayer joins in this election.

Dated:___________________, 20__        _________________________________________
                                       Spouse of Taxpayer

                                                                       EXHIBIT F


                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER             :

COMPANY               :    CHINA BROADBAND CORP.

SECURITY              :    COMMON STOCK

AMOUNT                :

DATE                  :

In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

     (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Purchaser acknowledges and understands that the Securities con-stitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Director of Department of Financial Institutions of the State of Nevada and any other legend required under applicable state securities laws.

     (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Purchase Right to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), ninety
(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Purchase Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.



                                        ________________________________________
                                        Signature of Purchaser:


                                        Date:________________, 2000










                                      -3-